K&L DRAFT 11/19/03



                                                     INVESTBIO OPPORTUNITY TRUST
                                                      INVESTBIO OPPORTUNITY FUND


                                                                December 8, 2003

================================================================================

Dear Shareholder:

The attached proxy materials relate to a special meeting of shareholders of the InvestBio Opportunity Fund (the "Fund"), a series of the InvestBio Opportunity Trust (the "Trust"), to be held on January 20, 2004. As discussed in more detail in the Proxy Statement, on November 12, 2003, Madfish Limited ("Madfish"), a British Virgin Islands international business company, entered into an agreement with IT Asset Management ("IT"), a French corporation, to sell its stock ownership interest in BioPharma Capital Limited ("BioPharma"), a United Kingdom limited liability company, to IT. In connection therewith, the attached proxy materials seek your approval of a new subadvisory agreement between DBGI
Advisors, Inc. and BioPharma ("New Subadvisory Agreement") and your authorization for the persons designated as proxies to transact such other business as may properly come before the meeting or any adjournment thereof.

The terms of the New Subadvisory Agreement are unchanged in all material respects. The New Subadvisory Agreement does not call for any increase in either the fees the Fund is obligated to pay or the expenses it is obligated to bear. The Board of Trustees of the Trust unanimously recommend that you vote "FOR" the proposal.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early is important to avoid follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it in the enclosed self-addressed, stamped envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by faxing your completed proxy card to 212-655-3682, by calling toll-free 866-960-7700 or in person at the meeting of shareholders on January 20, 2004.

Thank you for your prompt attention to this matter and for your continued investment in the Fund.

Very truly yours,


/s/ Scott L. Mathis
-------------------
Scott L. Mathis
President
InvestBio Opportunity Trust

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                                                     INVESTBIO OPPORTUNITY TRUST
                                                      INVESTBIO OPPORTUNITY FUND


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 20, 2004

================================================================================

To The Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of the InvestBio Opportunity Fund (the "Fund"), a series of the InvestBio Opportunity Trust (the "Trust"), a Massachusetts business trust organized as an open-end investment company, will be held on January 20, 2004, at 10:00 a.m., Eastern Standard Time, at the Fund's offices, 500 Fifth Avenue, 56th Floor, New York, New York 10110 for the following purposes:

      1. For the Fund's shareholders to approve a new investment subadvisory agreement between DBGI Advisors, Inc. and BioPharma Capital Limited ("New Subadvisory Agreement"). The New Subadvisory Agreement provides that BioPharma will provide investment subadvisory services to the Fund on the same terms and for the same compensation under the former investment subadvisory agreement; and

      2. To authorize the persons designated as proxies to transact such other business as may properly come before the Meeting or any adjournment thereof.

You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of the Fund at the close of business on November 13, 2003. A complete list of shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours at the Fund's offices, 500 Fifth Avenue, 56th Floor, New York, New York 10110. A copy of this list also will be available at the Meeting. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, YOU MAY VOTE BY FACSIMILE OR PHONE.

By order of the Board of Trustees,


/s/ Wade Bridge
---------------
Wade Bridge
Secretary
InvestBio Opportunity Trust

December 8, 2003
New York, New York

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                            QUESTIONS & ANSWERS ABOUT
                               THE SPECIAL MEETING

Q: WHY IS THE INVESTBIO OPPORTUNITY FUND (THE "FUND") SENDING ME THIS PROXY STATEMENT?

A: Madfish Limited, BioPharma Capital Limited's ("BioPharma") parent, entered into an agreement with IT Asset Management ("IT") to sell its stock ownership interest in BioPharma (the "Acquisition"). As a result of the Acquisition, a change of control of the Fund's investment subadviser occurred that automatically terminated the agreement between DBGI and BioPharma ("Former Subadvisory Agreement"). A new investment subadvisory agreement ("New Subadvisory Agreement") is being proposed to enable BioPharma to continue to provide subadvisory services to the Fund.

Q:    WHAT AM I BEING ASKED TO VOTE ON?

A:    The proposal you are being asked to vote on is:

           o approval of a new investment subadvisory agreement between DBGI and BioPharma to provide the same subadvisory services that the Fund received under the Former Subadvisory Agreement. The New Subadvisory Agreement contains terms substantially identical to those in the Former Subadvisory Agreement.

Q:    WHY AM I BEING ASKED TO VOTE ON A NEW SUBADVISORY AGREEMENT?

A: The Investment Company Act of 1940 (the "1940 Act"), which regulates investment companies such as the Fund, requires a shareholder vote to approve a new investment advisory agreement following certain types of business transactions such as the Acquisition. The New Subadvisory Agreement is substantially identical to the Former Subadvisory Agreement. The Board of Trustees of the Trust (the "Trustees") has already approved the New Subadvisory Agreement and now needs your approval of this matter.

Q:    HOW WILL THE ACQUISITION AFFECT ME?

A: The Acquisition will have no immediate impact on the operations of the Fund. The investment objective of the Fund will not change as a result of the transaction and you will still own the same shares in the Fund after the Acquisition. BioPharma has informed the Trustees that it does not intend to make any changes in the level or quality of the subadvisory services provided to the Fund and that no fees will be changed as a result of the transaction.

Q:    HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

A: The Trustees unanimously recommend that you vote "FOR" the proposal on the enclosed Form of Proxy.

Q:    WHO IS ELIGIBLE TO VOTE?

A: Shareholders of record of the Fund at the close of business on November 13, 2003, are entitled to notice of, and to vote at, the meeting on January 20, 2004 (the "Meeting") or at any adjournments of the Meeting. Shareholders of record will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold on each matter presented at the Meeting.

Q:    HOW DO I VOTE MY SHARES?

A:    You may vote your shares in any of four ways:

           o    in person, by attending the Meeting;

           o    by mail, with the enclosed Form of Proxy;

           o by facsimile, at the toll-free number provided on the enclosed proxy card; or

           o by phone, at the toll-free telephone number provided on the enclosed proxy card.

Q:    IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

A: You may revoke your proxy at any time before it is voted by (i) sending to the Secretary of the Trust a written revocation; (ii) forwarding a later-dated proxy that is received by the Fund at or prior to the Meeting; or (iii) attending the Meeting and voting in person. Proxies voted by facsimile or phone may be revoked in the same manner that proxies voted by mail may be revoked. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by facsimile or phone. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

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                                                     INVESTBIO OPPORTUNITY TRUST
                                                      INVESTBIO OPPORTUNITY FUND

================================================================================

                                500 Fifth Avenue
                                   56th Floor
                            New York, New York 10110
                                  866-960-7700

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                January 20, 2004

                                     SUMMARY

This Proxy Statement is being furnished to shareholders of the InvestBio Opportunity Fund (the "Fund"), a series of the InvestBio Opportunity Trust (the "Trust"), a Massachusetts business trust organized as an open-end investment company, in connection with the solicitation of proxies from shareholders of the Fund by the Board of Trustees of the Trust (the "Board") for use at a special meeting of shareholders to be held on January 20, 2004, at 10:00 a.m., Eastern Standard Time (the "Meeting"), and at any adjournment of the Meeting. This Proxy Statement and form of proxy will first be mailed to shareholders on or about December 8, 2003.

The purpose of the Meeting is:

      o For the Fund's shareholders to approve a new investment subadvisory agreement between DBGI Advisors, Inc. ("DBGI") and BioPharma Capital Limited ("BioPharma") ("New Subadvisory Agreement"). SEE Proposal below.

                               VOTING INFORMATION

A majority of the shares outstanding on November 13, 2003 (the "Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Proposal set forth in this Proxy Statement are not received, the persons named (with power of substitution) may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment. A shareholder vote may be taken prior to any such adjournment if a quorum is present, sufficient votes have been received to approve the proposal and it is otherwise appropriate.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on that proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of the Proposal and the duly appointed proxy will be able, in her discretion, to vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter revoking the initial proxy. To be effective, revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

In order to reduce costs, the notices to a shareholder having more than one account in the Fund listed under the same Social Security number at a single address have been combined.

AS OF THE RECORD DATE, THE FUND HAD 150,238.548 SHARES OUTSTANDING.

You may vote by mail, facsimile, phone or in person at the meeting of the shareholders on January 20, 2004. Proxies voted by facsimile or phone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The solicitation of proxies will be made primarily by mail but also may be made by telephone or oral communications by representatives of the Fund, the investment adviser of the Fund or transfer agent of the Fund, none of whom will receive any compensation for these activities from the Fund. If votes are recorded by telephone, procedures will be used to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that a shareholder's instructions have been properly recorded.

COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE UPON REQUEST. SHAREHOLDERS MAY REQUEST COPIES OF THESE REPORTS, WITHOUT CHARGE, BY WRITING TO THE INVESTBIO OPPORTUNITY FUND, 500 FIFTH AVENUE, NEW YORK, NEW YORK OR BY CALLING TOLL-FREE 866-960-7700.

Except as set forth in Appendix A, the Fund does not know of any person who, as of the Record Date, owns beneficially 5% or more of the shares of the Fund. Appendix B sets forth, as of the Record Date, the share ownership of members of

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

the Board and officers of the Trust.

VOTE REQUIRED. Approval of the Proposal requires the affirmative vote of a "majority of the outstanding securities of the Fund," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Proposal must be approved by the lesser of: (i) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy; or (ii) more than 50% of the Fund's outstanding shares.

Each outstanding full share of the Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If this Proposal is not approved by the requisite vote of shareholders of the Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

           PROPOSAL: TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT

BACKGROUND
----------

BioPharma has served as the investment subadviser of the Fund since the Fund's inception in August 2002 pursuant to an investment subadvisory agreement between DBGI, the Fund's investment adviser, and BioPharma ("Former Subadvisory Agreement") dated as of June 25, 2002. DBGI is located at 500 Fifth Avenue, 56th Floor, New York, NY 10110. On November 12, 2003, Madfish Limited, BioPharma's parent, entered into an agreement with IT Asset Management ("IT"), a French corporation, to sell its stock ownership interest in BioPharma to IT (the "Acquisition").

The Acquisition constitutes an "assignment," as defined in the 1940 Act, of the Former Subadvisory Agreement with BioPharma. As required by the 1940 Act, the Former Subadvisory Agreement provided for automatic termination in the event of an assignment. Accordingly, upon completion of the Acquisition, the Former Subadvisory Agreement between DBGI and BioPharma automatically terminated by its own terms and BioPharma ceased to serve as subadviser of the Fund.

In anticipation of the completion of the Acquisition, the Board, including a majority of the trustees who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act ("Independent Trustees"), voted on September 9, 2003 to approve an Interim Investment Subadvisory Agreement
("Interim Agreement") between DBGI and BioPharma, which became effective on November 12, 2003. The Interim Agreement was implemented without shareholder approval in accordance with Rule 15a-4 under the 1940 Act ("Rule 15a-4"). The Former Subadvisory Agreement and the Interim Agreement are substantially similar, except with respect to terms and conditions prescribed by Rule 15a-4 regarding duration and termination. Pursuant to Rule 15a-4, the Interim Agreement will terminate 150 days after the date on which the Former Subadvisory Agreement terminated.

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

The compensation earned by BioPharma under the Interim Agreement is held in an interest-bearing escrow account. If shareholders approve the New Subadvisory Agreement, the amount in the escrow account (including interest earned) will be paid to BioPharma. If, however, shareholders do not approve the New Subadvisory Agreement, BioPharma will be paid, out of the escrow account, the lesser of (i) any costs incurred in serving as the Fund's Subadviser (plus interest earned); or (ii) the total amount in the escrow account (plus interest earned).

Section 15(a) of the 1940 Act requires that shareholders approve all investment advisory agreements. Accordingly, shareholders are being asked to approve the New Subadvisory Agreement. If approved by shareholders, the New Subadvisory Agreement will take effect on January 20, 2004. However, if shareholders do not approve the New Subadvisory Agreement, the Interim Agreement will remain in effect for 150 days from the date on which the Former Subadvisory Agreement terminated. In such event, the Board will consider appropriate alternative actions.

AS DISCUSSED BELOW, NEITHER THE LEVEL OR QUALITY OF THE SUBADVISORY SERVICES PROVIDED TO THE FUND NOR THE COMPENSATION PAID FOR THOSE SERVICES WILL CHANGE UNDER THE NEW SUBADVISORY AGREEMENT. THE NEW SUBADVISORY AGREEMENT CONTAINS TERMS SUBSTANTIALLY IDENTICAL TO THOSE IN THE FORMER SUBADVISORY AGREEMENT.

Please note that you are NOT being asked to approve the Acquisition.

THE NEW SUBADVISORY AGREEMENT

Under the New Subadvisory Agreement, BioPharma would continue to provide subadvisory services to the Fund. BioPharma would continue, among other things, to be responsible for performing investment management services for the Fund, including the selection of investments, subject to the supervision of DBGI. As compensation for its subadvisory services, DBGI would continue to pay a subadvisory fee of 60% of DBGI's advisory fee (i.e., 0.60% of the 1.00% fee payable to DBGI).

If approved by shareholders, the New Subadvisory Agreement would take effect on January 20, 2004. The New Subadvisory Agreement would remain in effect for one year and would continue for successive one-year terms, provided that it is specifically approved at least annually by a vote of a majority of the Board, including a majority of the Independent Trustees. The New Subadvisory Agreement may be terminated at any time, without the payment of any penalty on 60 days written notice to DBGI, BioPharma and IT, by the Board, including a majority of the Independent Trustees, or by the vote of the majority of the outstanding voting shareholders of the Fund. The New Subadvisory Agreement may be terminated by DBGI, at any time, without the payment of any penalty, by DBGI's recommendation to, and by a vote of, a majority of the entire Board or by a vote of a majority of the outstanding shareholders of the Fund. The New Subadvisory Agreement may be terminated by BioPharma or IT with 60 days written notice to the Fund. The New Subadvisory Agreement would terminate automatically in the event of its assignment. Any description of the New Subadvisory Agreement set forth in this proxy statement is qualified in its entirety by the New

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

Subadvisory Agreement, a form of which is attached to this proxy statement as Appendix C.

COMPARISON OF THE FORMER SUBADVISORY AGREEMENT AND THE NEW SUBADVISORY AGREEMENT

The Former Subadvisory Agreement and the New Subadvisory Agreement are substantially similar. Under the New Subadvisory Agreement, the Fund would continue to receive the same subadvisory services it received under the Former Subadvisory Agreement. Both the Former Subadvisory Agreement and the New Subadvisory Agreement provide that BioPharma, subject to the supervision of DBGI, is responsible for coordinating the investment and reinvestment of the assets of the Fund and determining the composition of the assets of the Fund, placing all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by BioPharma and performing certain limited administrative functions. For these services, DBGI would pay BioPharma a subadvisory fee out of the advisory fee it receives from the Fund. The subadvisory fee payable to BioPharma under the New Subadvisory Agreement would be the same as the subadvisory fee currently paid to BioPharma under the Interim Agreement and previously paid to BioPharma under the Former Subadvisory Agreement.

The Former Subadvisory Agreement and the New Subadvisory Agreement each provide that BioPharma and its directors, officers or employees will not be liable for any error of judgment or other action taken or omitted by BioPharma in good faith, unless such error or action is the result of willful misconduct or gross negligence or for any act or omission of the custodian or any broker, dealer or agent selected by BioPharma in a commercially reasonable manner. The Former Subadvisory Agreement and New Subadvisory Agreement both provide that DBGI will indemnify BioPharma for losses arising out of any action of or failure to act by DBGI, any untrue statement or omission of a material fact stated in the prospectus, statement of additional information or other advertising material unless the untrue statement or omission was made in reliance upon information furnished by BioPharma. Finally, the Former Subadvisory Agreement and the New Subadvisory Agreement both provide that BioPharma will indemnify DBGI against any and all claims, demands, liabilities and expenses (including any attorney's fees and costs incurred in investigating and defending such claims, demands or liabilities) resulting from any action of or failure to act by BioPharma is the result of gross negligence or willful misconduct.

Both the Former Subadvisory Agreement and the New Subadvisory Agreement each provide that the agreements continue automatically for successive years, provided that the agreements are specifically approved at least annually by a vote of a majority of the Board, including a majority of the Independent Trustees. THE NEW SUBADVISORY AGREEMENT PROVIDES THAT THE AGREEMENT MAY BE TERMINATED AT ANY TIME, WITHOUT THE PAYMENT OF ANY PENALTY ON 60 DAYS WRITTEN NOTICE TO DBGI, BIOPHARMA AND IT, BY THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, BY A VOTE OF THE MAJORITY OF THE OUTSTANDING VOTING SHAREHOLDERS OF THE FUND. The New Subadvisory Agreement also provides that it may be terminated by BioPharma or IT with 60 days written notice to the Fund. The only revision with respect to these two provisions is that notice must also be provided to IT. Both the Former Subadvisory Agreement and New Subadvisory Agreement provide that the agreements may be terminated by DBGI, at any time, without the payment of any penalty, by DBGI's recommendation to, and by a vote of, a majority of the entire Board or by a vote of a majority of the outstanding shareholders of the Fund. The Former Subadvisory Agreement and New Subadvisory Agreement also both provide that the agreements terminate automatically in the event of their assignment.

Both the Former Subadvisory Agreement and the New Subadvisory Agreement provide BioPharma with responsibility of overseeing proxy voting policies and decisions for the Fund subject to the Board's oversight. The Former Subadvisory Agreement provided that BioPharma neither solicits nor accepts direction from DBGI. However, the New Subadvisory Agreement provides that when BioPharma exercises its right to vote proxies on behalf of the Fund, proxy voting is subject to the supervision of a proxy voting committee comprised of individuals designated by DBGI and BioPharma. This revision to the New Subadvisory Agreement is favorable to the Fund and the shareholders.

INFORMATION ABOUT BIOPHARMA

BioPharma is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"). BioPharma, which is wholly-owned by IT, is a United Kingdom limited liability company. BioPharma's address is:
BioPharma Capital Limited, c/o IT Asset Management, 40 Rue la Boetie, 75008 Paris, France.

Jason Loveridge, Ph.D and Libbe Englander, Ph.D will handle the day-to-day portfolio management of the Fund. Dr. Loveridge, Muriel Faure and Christophe Laurentie are the directors of BioPharma.

Dr. Loveridge has been a director of BioPharma since March 2000. From 1999 to March 2000, Dr. Loveridge was on the Executive Committee at JAFCO Investment
(UK) Ltd. ("JAFCO"), with responsibility for global life science and health care investments. From 1995 to 1999, Dr. Loveridge had direct responsibility for JAFCO's health care investments.

Dr. Englander was a director of BioPharma from March 2000 to November 2003. Prior to March 2000, Dr. Englander had been with EME Biology, Inc., an international biotechnology and pharmaceutical consulting firm, which she founded in 1989.

Mr. Laurentie was a director of Lisboa Invest, an independent brokerage firm specializing in the Portuguese equity market from 1995 to 2000. Since 2000, he has been Head of Finance, Organization and Compliance at IT. Mr. Laurentie became a director of BioPharma in November 2003.

Ms. Faure began her career as a financial analyst in 1982. She worked as an international fund manager from 1985 onwards for a number of leading financial institutions (ABN-AMRO, Fortis, Paribas and Credit Lyonnais) until 1994. Ms. Faure founded IT in 1994 and is the President of IT. Ms. Faure became a director of BioPharma in November 2003.

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

INFORMATION ABOUT IT
--------------------

IT is a portfolio management company specializing in the Information Technology industry worldwide. Founded in 1994, IT is organized as a French corporation. IT is located at Rue la Boetie, 75008 Paris, France.

IT was co-founded by Muriel Faure and Benoit Flamant. Ms. Faure's biography is set forth in the section immediately above captioned "Information About BioPharma."

Mr. Flamant began his career in 1984 as a visiting scientist at Carnegie Mellon University. From 1985 to 1987, he worked as a computer engineer at ADP/GSI. Mr. Flamant then went on to work for IBM and MicroSoft where he held sales and marketing positions until 1995. Mr. Flamant joined IT in 1995.

CONSIDERATION BY THE BOARD
--------------------------

The Board of Trustees determined that the terms of the New Subadvisory Agreement are fair and reasonable and that approval of the New Subadvisory Agreement is in the best interests of the Fund and its shareholders. In determining whether to approve the New Subadvisory Agreement and to recommend approval by shareholders, the Board reviewed materials furnished by IT and BioPharma, including information regarding BioPharma's investment performance, personnel, operations and financial condition. The Board also received from IT and BioPharma information concerning the specific terms of the Acquisition.

BioPharma advised the Board that (i) no material changes in the operation of the Fund is contemplated as a result of the Acquisition, (ii) there is no present intention on the part of BioPharma to propose any increase in the rate of fees currently paid by DBGI to BioPharma and (iii) BioPharma would provide the same services to the Fund under the New Subadvisory Agreement that it did under the Former Subadvisory Agreement.

The Board evaluated the above-referenced information and considered, among other things, the following: (i) that the terms of the New Subadvisory Agreement are substantially identical to those of the Former Subadvisory Agreement; (ii) the financial strength and resources of BioPharma and its commitment to asset management growth; (iii) the subadvisory fees payable to BioPharma are fair and reasonable in light of the services expected to be provided and are comparable to fees paid by similar mutual funds; (iv) the favorable compliance history, reputation, qualifications and background of BioPharma; (v) the expectation that the investment objectives, policies and investment strategies of the Fund after the Acquisition will not materially change; and (vi) the expectation that substantially the same investment team and management personnel will manage the Fund on a day-to-day basis.

It is anticipated that the Acquisition will benefit the Fund and shareholders in a number of ways, including the following: (i) BioPharma's affiliation with IT would improve BioPharma's ability to compete in the evolving and competitive financial services industry; (ii) BioPharma's access to greater resources would provide for continued innovation and improved resources. Neither the Fund or shareholders will be responsible for the expenses incurred in connection with the Acquisition, including the cost of soliciting proxies.

After considering and evaluating all of the information available to the Board, a majority of the Board, including the Independent Trustees, unanimously approved the New Subadvisory Agreement, subject to shareholder approval.

RECOMMENDATION OF THE BOARD OF TRUSTEES
---------------------------------------

The Board, including the Independent Trustees, considered the proposal at a special Board meeting held on September 9, 2003. The Board of Trustees, including the Independent Trustees, unanimously concluded that the terms of the New Subadvisory Agreement for the Fund are reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Board based this decision on its evaluation of the information presented and other information made available to them, its experience with BioPharma, and BioPharma's assurances that there were no planned changes in the level or quality of the subadvisory services provided to the Fund. The Board, by a vote cast at the September 9, 2003 meeting, unanimously approved, and voted to recommend to the shareholders of the Fund that they approve, the New Subadvisory Agreement.

REQUIRED VOTE
-------------

As provided under the 1940 Act, approval of the New Subadvisory Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act and as used in this Proposal, a "majority of the outstanding voting securities" of the Fund means the lesser of
(i) 67% or more of the shares of the Fund present at the Special Meeting if the owners of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

If the shareholders of the Fund approve the New Subadvisory Agreement, it will become effective on January 20, 2004. In the event that the shareholders do not approve the New Subadvisory Agreement, BioPharma will continue to operate under the Interim Agreement, and the Special Meeting may be adjourned to permit further solicitation of proxies in favor of approval of the New Subadvisory Agreement. If shareholders of the Fund do not approve the New Subadvisory Agreement, the Interim Agreement will remain in effect until terminated in accordance with its terms and the Board will consider what further action to take consistent with its fiduciary duties to the Fund.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

                              VOTE "FOR" PROPOSAL 1

                             ----------------------

                   ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

Pursuant to an Administration Agreement between the Fund and Ultimus Fund Solutions, LLC ("Ultimus"), Ultimus provides administrative services to the Fund. Ultimus also serves as the Fund's transfer agent. Ultimus is located at 135 Merchant St., Suite 230, Cincinnati, OH 45246.

                     BROKERAGE TRANSACTIONS WITH AFFILIATES

The Fund may place orders for the purchase or sale of securities with InvestPrivate, Inc. ("InvestPrivate"), an affiliate of DBGI. In such instances, the placement of orders with InvestPrivate would be consistent with the Fund's objective of obtaining best execution and is not dependent upon the fact that such entities are affiliates of DBGI. For the most recent completed fiscal year ending October 31, 2003, the Fund did not execute any transactions with InvestPrivate.

                                  OTHER MATTERS

No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Special Meeting, the persons named as proxies in the enclosed Form of Proxy will vote thereon according to their best judgment in the interests of the Fund.

                             SHAREHOLDER PROPOSALS

As a general matter, the Trust does not hold annual or other regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Fund at 500 Fifth Avenue, 56th Floor, New York, New York 10110 so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. In addition, the Fund is required to convene a special shareholders' meeting upon written request for such a meeting by their respective shareholders owning at least ten percent of their outstanding shares.

                                 OTHER BUSINESS

The Board knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Fund.

                               SHAREHOLDER REPORTS

The Fund's most recent Annual and Semi-Annual Reports may be obtained without charge by calling toll-free 866-960-7700 or by writing to the Fund at 500 Fifth Avenue, 56th Floor, New York, New York 10110.

Dated:  December 8, 2003

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS

The  following  table  sets  forth  the  beneficial   ownership  of  the  Fund's
outstanding equity securities as of November 13, 2003 by each beneficial owner of 5% or more of the Fund's outstanding equity securities.

--------------------------------------------------------------------------------
InvestBio Opportunity Fund

--------------------------------------------------------------------------------
Name and Address of                      Amount of Beneficial        Percent of
Beneficial Owner                               Ownership            Common Stock

--------------------------------------------------------------------------------
Diversified Biotech Holdings Corp.               10,000.00               6.66%
500 Fifth Avenue
56th Floor
New York, NY  10110

--------------------------------------------------------------------------------
Fiserv Securities, Inc.                           7,552.36               5.03%
900 St. James Place
Suite 100
Houston, TX  77056

--------------------------------------------------------------------------------

                                   APPENDIX B

                          EQUITY SECURITIES OF THE FUND
                  OWNED BY THE BOARD AND OFFICERS OF THE TRUST

The  following  table  sets  forth  the  beneficial   ownership  of  the  Fund's
outstanding equity securities as of November 13, 2003 by the Board and Officers of the Trust.

--------------------------------------------------------------------------------
                           InvestBio Opportunity Fund

--------------------------------------------------------------------------------
Name and Address of                 Amount of Beneficial     Percent of Common
Beneficial Owner                          Ownership                Stock
--------------------------------------------------------------------------------
Scott L. Mathis                          1,000.00                  0.67%
500 Fifth Avenue
56th Floor
New York, NY  10110
--------------------------------------------------------------------------------
Jack Laschever                             167.78                  0.11%
529 West 42nd Street
5th Floor
New York, NY  10036
--------------------------------------------------------------------------------
Ronald S. Robbins                          185.26                  0.12%
500 Fifth Avenue
56th Floor
New York, NY 10110
--------------------------------------------------------------------------------
Donald Geraghty                          1,125.30                  0.75%
500 Fifth Avenue
56th Floor
New York, NY 10110
--------------------------------------------------------------------------------

                                   APPENDIX C

                        INVESTMENT SUBADVISORY AGREEMENT

      AGREEMENT, dated as of January 20, 2004, by and between DBGI Advisors, Inc., a Delaware corporation (the "Adviser"), and BioPharma Capital Limited, a United Kingdom company ("BioPharma") (hereafter the "Agreement").

      WHEREAS, the InvestBio Opportunity Fund (the "Fund") is a series of the InvestBio Opportunity Trust ("Trust");

      WHEREAS, the Adviser retained BioPharma to render investment advisory and other services to the Fund;

      WHEREAS, the Adviser has the authority under the Investment Advisory Agreement with the Trust to select subadvisers for the Fund; and

      WHEREAS, BioPharma is willing to furnish such services to the Adviser and the Fund in the manner and on the terms hereinafter set forth.

      NOW, THEREFORE, the Adviser and BioPharma agree as follows:

      1.   APPOINTMENT OF BIOPHARMA

      The Adviser hereby appoints BioPharma to act as an investment subadviser for the Fund in accordance with the terms and conditions of this Agreement. BioPharma will be an independent contractor and will have no authority to act for or represent the Adviser in any way or otherwise be deemed an agent of the Adviser except as expressly authorized in this Agreement or another writing by the Adviser and BioPharma.

      2.   ACCEPTANCE OF APPOINTMENT

      BioPharma accepts this appointment and agrees to render the services herein set forth, for the compensation herein provided.

      The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing) ("Custodian"). Nothing contained herein shall be deemed to authorize BioPharma to take or receive physical possession of any cash or securities held in the Fund by the Custodian, it being intended that sole responsibility for safekeeping thereof (in such investments as BioPharma may direct) and the consummation of all such purchases, sales, deliveries, and investments made pursuant to BioPharma's direction shall rest upon the Custodian. BioPharma shall not be responsible for any loss incurred by reason of any act or omission of the Custodian, and the Adviser shall hold BioPharma harmless from any and all loss, damage, or liability resulting from any such act or omission.

      3.   SERVICES TO BE RENDERED BY BIOPHARMA

      A. As investment subadviser to the Fund, BioPharma will coordinate the investment and reinvestment of the assets of the Fund and determine the composition of the assets of the Fund.

      B. In furnishing services hereunder, BioPharma shall conform to: (i) the Investment Company Act of 1940 and all rules and regulations thereunder, and all other applicable federal and state laws and regulations; and (ii) the provisions of the Trust / Fund Registration Statement filed on Form N-1A as supplemented or amended from time to time ("Prospectus").

      C. All orders for the purchase and sale of securities for the Fund shall be placed in such markets and through such brokers or dealers as in BioPharma's best judgment shall offer the most favorable price and market for the execution of each transaction. The Adviser understands and agrees that BioPharma may effect securities transactions which cause the Fund to pay an amount of commission in excess of the amount of commission another broker or dealer would have charged, if BioPharma determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by such broker or dealer, viewed in terms of either the specific transaction or BioPharma's overall responsibilities to the Fund. The Adviser also understands that the receipt and use of such services will not reduce BioPharma's customary and normal research activities. To the extent not inconsistent with any of the provisions of this paragraph, and further to the extent that it is commercially practicable, it is anticipated that some of the Fund's brokerage activities will be executed through InvestPrivate, Inc.

      D. The Adviser agrees that BioPharma may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other portfolios managed by BioPharma where such aggregation is not inconsistent with the policies set forth in the Prospectus, if, in BioPharma's reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price and brokerage commission. In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Adviser acknowledges that BioPharma's determination of such economic benefit to the Fund is based on an evaluation that the Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions, or a combination of these and other factors.

      E. The Trust's Board of Trustees has delegated to the Adviser the responsibility of overseeing proxy voting policies and decisions for the Trust subject to the Board of Trustees of the Trust's oversight. The Adviser hereby delegates the authority to BioPharma. In such circumstances when BioPharma exercises its right to vote proxies on behalf of the Fund, proxy voting is subject to the supervision of a proxy voting committee comprised of individuals designated by the Adviser and BioPharma.

      4.   COMPENSATION OF BIOPHARMA

      The Adviser will pay BioPharma an Advisory fee with respect to the Fund as specified in Appendix A to this Agreement. Payments shall be made to BioPharma on or about the fifth day of each month; however, this Advisory fee will be calculated daily for the Fund based on the net assets of the Fund on each day and accrued on a daily basis.

      5.   LIABILITY AND INDEMNIFICATION

      A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser agrees not to hold BioPharma, or any of its officers, directors, and employees, liable (i) for any error of judgment or other action taken or omitted by BioPharma in good faith exercise of its powers hereunder, unless such error or action is the result of willful misconduct or gross negligence, or (ii) for any act or omission of the Custodian or any broker, dealer or agent selected by BioPharma in good faith and in a commercially reasonable manner. Notwithstanding the foregoing, the U.S. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall in any way constitute a waiver or limitation of any rights which the undersigned may have under any U.S. Federal and state securities laws.

      B. The Adviser agrees to indemnify, defend and hold harmless BioPharma from and against any and all claims, demands, liabilities and expenses (including any attorney's fees and costs incurred in investigating and defending such claims, demands or liabilities) resulting from any action of, or failure to act by, the Adviser, or arising out of or on the basis of any actual or alleged untrue statement, of a material fact stated in any Prospectus, statement of additional information, or other advertising or promotional materials, or arising out of or relating to any actual or alleged omission to state a material fact required to be stated in any Prospectus, statement of additional information, or other advertising or promotional material, unless such actual or alleged untrue statement or omission was made in reliance upon information furnished by BioPharma.

      C. BioPharma agrees to indemnify, defend and hold harmless the Adviser from and against any and all claims, demands, liabilities and expenses (including any attorney's fees and costs incurred in investigating and defending such claims, demands or liabilities) resulting from any action of, or failure to act by, BioPharma pursuant to this Agreement where such action or failure to act is the result of gross negligence or willful misconduct.

      6.   REFERENCES TO BIOPHARMA

      The Trust, the Adviser, and any affiliate or agent thereof, are hereby authorized to make reference to or use the name of BioPharma in any advertising or promotional materials in relation to the services provided under this Agreement to the Fund, without BioPharma's prior approval. The Adviser understands that the name and logo of BioPharma are valuable properties of BioPharma and its affiliates, and that the Adviser has the right to use such name or logo only so long as this Agreement shall continue with respect to such

Trust and Fund. Upon the termination of this Agreement, the Trust and Adviser shall cease to use such name(s) and logo(s). BioPharma has the right to review and shall be provided with any advertising, promotional or other materials which reference BioPharma or the services provided by BioPharma hereunder. All such references to or use of the name of BioPharma shall state BioPharma is a manager of the Fund.

      7.   REPRESENTATIONS OF ADVISER

      The Adviser represents, warrants and agrees that:

      A. The Adviser has been duly authorized by the Board of Trustees and Stockholders of the Trust to delegate to BioPharma the provision of investment services to the Fund as contemplated hereby.

      B. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide BioPharma with a copy of such code of ethics.

      C. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

      D. The Adviser (i) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement;
(iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify BioPharma of the occurrence of any event that would disqualify Adviser from serving as investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify BioPharma if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

      E. The Adviser, directly or through the Custodian or other appropriate party, shall daily provide to BioPharma, as soon as practical following the close of the business day, the following information: (i) NAV of the Fund; (ii) a list of all holdings in the Fund's portfolio; (iii) the Fund's cash position; and (iv) performance of appropriate sector benchmark indices.

      8.   REPRESENTATIONS OF BIOPHARMA

      BioPharma represents, warrants and agrees as follows:

      A. BioPharma and IT Asset Management ("IT"), BioPharma's parent, a French corporation, shall at all times comply with the requirements imposed upon BioPharma and IT by applicable law and regulations, including the Advisers Act and Investment Company Act.

      B. BioPharma (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify Adviser of the occurrence of any event that would disqualify BioPharma from serving as subadviser of an investment company pursuant to
Section 9(a) of the Investment Company Act or otherwise. BioPharma will also promptly notify the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

      C. BioPharma and IT, as applicable, have provided and agree to provide the Adviser with current copies of Part II of its Uniform Application for Investment Adviser Registration on Form ADV at least annually and upon request.

      9.   NON-EXCLUSIVITY

      The Adviser understands and agrees that BioPharma performs investment management services for various clients and that BioPharma may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken with respect to the Fund, so long as it is BioPharma's policy, to the extent practical, to allocate investment opportunities to the Fund over a period of time on a fair and equitable basis relative to other clients; and that BioPharma shall have no obligation to purchase or sell for the Fund any security which BioPharma or its officers, directors, or employees, may purchase or sell for its or their own accounts or the account of any other client, if in the opinion of BioPharma such transaction or investment appears unsuitable, impractical, or undesirable for the Fund.

      10.   DURATION OF AGREEMENT

      This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved by a vote of a majority of those trustees of the Trust who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Unless sooner terminated as provided herein, this Agreement shall continue in effect for one year after the day and year first-above written.

      11.   TERMINATION OF AGREEMENT

      This Agreement may be terminated at any time, without the payment of any penalty on sixty (60) days' written notice to the Adviser, BioPharma and IT, by the Board of Trustees, including a majority of the Independent Trustees or by the vote of a majority of the outstanding voting shareholders of the Fund. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, by the Adviser's recommendation to, and by a vote of, a majority of the entire Board or by vote of a majority of the outstanding voting securities of the Trust. This Agreement may be terminated by BioPharma or IT on sixty (60) days' written notice to the Trust. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after receipt of written notice.

      12.  AMENDMENTS TO THE AGREEMENT

      Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting shareholders of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting shareholders of the Fund vote(s) to approve the amendment.

      13.  ASSIGNMENT

      Any assignment (as that term is defined in the Investment Company Act) of the Agreement made by BioPharma and/or IT without the prior written consent of the Adviser shall result in the automatic termination of this Agreement, as provided in Section 10 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of BioPharma and/or IT except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder. BioPharma and/or IT agrees that it will notify the Adviser of any material changes in its directors, officers or employees within a reasonable time thereafter.

      14.  AGREEMENT TO ARBITRATE.

      Any dispute arising out of the terms of this Agreement shall be settled by arbitration in New York, New York, or such other location as the parties may mutually agree upon, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, before the American Arbitration Association or any comparable entity acceptable to all parties. In the event of any such arbitration, there shall be three (3) arbitrators, unless the parties agree otherwise. The arbitrators shall promptly obtain such information regarding the matter as they deem advisable and shall decide with dispatch the matter and render a written award that shall be delivered to the parties. Any such award shall be a conclusive determination of the matter and shall be binding upon each member (or his successor in interest). At the time of rendering the award, the arbitrators shall establish their fees and expenses in connection therewith. Such fees and expenses shall be allocable by the arbitrators in their award. Judgment upon any arbitration award may be entered and enforced in any court of competent jurisdiction, including but not limited to the state and federal courts venued in New York, New York.

      15.  ENTIRE AGREEMENT; AUTHORITY TO EXECUTE AGREEMENT.

      This Agreement contains the entire understanding and agreement of the parties with respect to the Fund. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement.

      16.  CAPTIONS; SEVERABILITY.

      The captions in the sections of this Agreement are included for convenience only and shall not constitute a part hereof. Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.


DBGI ADVISORS, INC.                            BIOPHARMA CAPITAL LIMITED


By: ___________________________                By: ___________________________
    Name:  Donald Geraghty                          Name:  Jason Loveridge
    Title:  President                               Title:  Director

                                   APPENDIX A
                                       TO
                    INVESTMENT SUBADVISORY AGREEMENT BETWEEN
                DBGI ADVISORS, INC. AND BIOPHARMA CAPITAL LIMITED


              Fund                          Annual Advisory Fee

   InvestBio Opportunity Fund     .6% (60 basis  points) of net assets on
                                  an annual basis, calculated and accrued
                                  on a daily basis

INVESTBIO OPPORTUNITY TRUST
INVESTBIO OPPORTUNITY FUND
500 Fifth Avenue
56th Floor
New York, New York  10110

                           INVESTBIO OPPORTUNITY TRUST
                           INVESTBIO OPPORTUNITY FUND


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 20, 2004

      THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF INVESTBIO OPPORTUNITY TRUST (THE "TRUST"), A MASSACHUSETTS BUSINESS TRUST, ON BEHALF OF THE INVESTBIO OPPORTUNITY FUND (THE "FUND"), A SERIES OF THE TRUST. The undersigned hereby appoints as proxies Donald Geraghty and Ronald Robbins (with power of substitution) to vote all shares of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern Standard Time, on January 20, 2004, at the offices of the Fund at 500 Fifth Avenue, 56th Floor, New York, New York 10110, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

      Please sign exactly as name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING IN PERSON, BY FACSIMILE OR BY PHONE, PLEASE DATE AND SIGN THIS PROXY CARD ATTACHED AND MAIL IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-212-655-3682.

TO VOTE BY PHONE, PLEASE CALL TOLL FREE 1-866-960-7700.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INVESTBIO OPPORTUNITY TRUST
INVESTBIO OPPORTUNITY FUND

VOTE ON PROPOSALS                                  FOR      AGAINST      ABSTAIN

1.    Approval    of   a    new    investment      [ ]        [ ]          [ ]
      subadvisory   agreement   between  DBGI
      Advisors,  Inc. and  BioPharma  Capital
      Limited.

2.    To authorize the persons  designated as      [ ]        [ ]          [ ]
      proxies to transact such other business
      as may properly come before the Meeting
      or any adjournment thereof.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING IN PERSON, BY FACSIMILE OR PHONE, PLEASE DATE AND SIGN THIS PROXY BELOW AND MAIL IT PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE.

TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-212-655-3682.

TO VOTE BY PHONE, PLEASE CALL TOLL FREE 1-866-960-7700.



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Signature                                        Date


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Signature (Joint Owners)                         Date


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Print Name


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Account Number